Prospectus and
Summary Prospectus Supplement

June 17, 2016

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 17, 2016 to the Morgan Stanley Institutional Fund, Inc. Prospectus and Summary Prospectus dated April 29, 2016

Asian Equity Portfolio

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") approved a Plan of Liquidation with respect to the Asian Equity Portfolio (the "Portfolio"), a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's stockholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about July 29, 2016. The Portfolio will suspend the offering of its shares to all investors at the close of business on July 27, 2016.

Please retain this supplement for future reference.

  SU-MSIFSPT-17 06-16